UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2010

LIGHTING SCIENCE GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 2A, 1227 South Patrick Drive, Satellite Beach, FL 32937

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (321) 779-5520

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD

On September 30, 2009, Lighting Science Group Corporation (the “Company”) announced that it was previewing its new line of retrofit light emitting diode (“LED”) lamps at the California Governors’ Global Change Summit.

Retrofit LED lamps use LEDs as the light source but have form factors close to that of traditional incandescent or halogen incandescent lamps or bulbs, including MR16, GU5.3, GU10, A19 (the ubiquitous light bulb shape), R20, R30, and R38.

The Company’s new line of retrofit lamps will have substantially increased light output compared to both the Company’s previous retrofit LED lamps and, we believe, the competition, but they will be available at about half the cost. For example, the Company has found that the current average retail prices at “big box” retailers for R30 and MR-16 LED lamps are about $50 and $30, respectively. The Company’s new generation R30 and MR-16 LED lamps have about twice the lumen output, but are expected to retail at approximately half of the existing retail prices. The new line of lamps is dimmable and compatible with all dimmer types commonly available in the United States.

The new line of retrofit LED lamps will be available in three distinct design families comprising lamps in each of the noted form factors. All three design families will have common components with the exception of the main body of the lamp which will feature the distinctive design element that also serves as the heat sink.

The Company’s present plan is to offer one design family for sale under the LIGHTING SCIENCE brand, to offer the second design family to a major lighting manufacturer (or OEM) for resale under its brand in North America, and to offer the third design family under one or more brands and to such customers as opportunities for such sales arise.

Samples of the new line of lamps have been provided to potential customers for their review and consideration. The Company’s sales representatives and, in some cases, senior executives have had meetings with potential customers concerning the new line of lamps. The initial feedback from potential customers on the new line of lamps has been positive.

Potential customers include, but are not limited to, one or more end users that would use the lamps to illuminate their stores, one or more OEM resellers that would resell the lamps under their own brand and through their established channels of trade, and one or more retail resellers that would resell the lamps to consumers under their own brand or the LIGHTING SCIENCE brand.

Examples of potential customers include a national food and beverage retailer that would use the new line of lamps in various applications to illuminate the interior of their stores, a major lighting manufacturer that would resell one of the design families of the new line of lamps under their brand in their established channels of trade, and two national “big-box” retailers, one that would sell one of the design families of the new line of lamps under one of their house brands and one that will sell the new line of lamps under the LIGHTING SCIENCE brand. Active discussions, negotiations, and/or preparatory activities are currently under way with each of the noted exemplary potential customers as well as other potential customers.

Although the Company is optimistic that significant orders could develop from its sales efforts noted above, it cannot be certain of: (i) orders resulting from those sales efforts; (ii) the size of any such orders; (iii) the timing of such orders; and/or, (iv) whether any successive orders will be realized. Furthermore, for the Company to convert any orders it does receive into revenue, it must be able to timely manufacture and deliver the ordered lamps and such lamps must meet the quality expectations of the customers and/or end users.

The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain statements made in this report contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, that involve a number of risks and uncertainties. All statements, other than statements of historical fact provided herein, may be deemed to be forward-looking statements. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to uncertainty and changes in circumstances. Without limiting the foregoing, statements including the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” and other similar expressions are intended to identify forward-looking statements. Factors that could cause such forward-looking statements to differ materially include, but are not limited to:

•	market acceptance of LED products and, in particular, the Company’s LED products;

•	the Company’s ability to produce its products without interruption and to increase its production capacity in a timely manner;

•	the availability of critical components and raw materials used in the Company’s products;

•	successful testing of the Company’s products by potential resellers and purchasers;

•	defects in the Company’s products;

•	overall economic conditions, including without limitation, the conditions in the U.S. housing market; and

•	decisions by resellers with respect to the ultimate pricing of the Company’s products.

Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included within the Company’s registration statement on Form S-1, as amended, filed with the Securities and Exchange Commission (“SEC”) on January 12, 2010, the Company’s most recent Annual Report on Form 10-K filed with the SEC, subsequent quarterly reports on Form 10-Q filed with the SEC, and the risks discussed in the Company’s other filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to publicly revise any of its forward-looking statements to reflect events or circumstances that arise after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION

Date: February 17, 2010	By:	/S/ JOHN MITCHELL
	Name:	John Mitchell
	Title:	Corporate Secretary

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